UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 3, 2015

 TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
435 North Michigan Avenue
Chicago, Illinois, 60611
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 8, 2015, Tribune Publishing Company (the “Company”) announced that Austin Beutner, who was serving as Publisher and Chief Executive Officer, Los Angeles Times and The San Diego Union-Tribune, has departed the Company, effective as of September 8, 2015.

Item 7.01     Regulation FD Disclosure
A press release relating to Mr. Beutner’s departure is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statement and Exhibits
(d) Exhibits
Exhibit No.    Description
99.1     Press release, dated September 8, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRIBUNE PUBLISHING COMPANY

Date: September 8, 2015	By: /s/ Julie K. Xanders
Name:    Julie K. Xanders
Title:    Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 8, 2015